UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2024

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36436	95-3015862
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

(Address of principal executive offices) (Zip Code)
(805) 967-7611
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retirement of David Powers as President and Chief Executive Officer

On February 1, 2024, Dave Powers announced his intention to retire from his position as Chief Executive Officer and President of Deckers Outdoor Corporation (the “Company”), effective August 1, 2024 (the “Retirement Date”).

Following the Retirement Date, the Company expects Mr. Powers will continue to serve as a member of the board of directors of the Company (the “Board”), subject to compliance with the terms of the Company’s certificate of incorporation and bylaws, as such may be amended from time to time. To the extent Mr. Powers continues to serve as a director following the Retirement Date, the Company expects he will receive director compensation consistent with the terms of the Company’s standard non-employee director compensation policy.

Appointment of Stefano Caroti as President and Chief Executive Officer

On February 1, 2024, the Company announced that Stefano Caroti will be appointed as President and Chief Executive Officer, effective August 1, 2024.

Mr. Caroti, age 60, was appointed as the Company’s Chief Commercial Officer in April 2023. Prior to this, he served as the Company’s President of Omni-Channel since November 2015 and as Interim President of HOKA since May 2022. He has over 32 years of industry experience in general management, sales, retail, product, marketing, business strategy and brand management. Prior to joining the Company, Mr. Caroti was the Chief Commercial Officer and Managing Director at PUMA, from August 2008 to December 2014, where he was responsible for PUMA’s global wholesale, retail and e-commerce divisions and PUMA’s geographic operating regions. Prior to that, he held a number of senior executive positions at NIKE, Inc. in general management, sales, product and marketing, and during his term as Vice President of EMEA Commerce, he was responsible for the entire wholesale, retail and e-commerce business in the EMEA region. He received a B.A. with honors from Middlebury College.

In connection with Mr. Caroti's appointment, and following consultation with its independent compensation consultant, the Talent and Compensation Committee has approved the following: (i) an annual base salary of $1,200,000, (ii) an annual cash incentive award with a target amount equal to 150% of annual base salary, subject to the Company’s achievement of certain performance objectives to be determined by the Talent and Compensation Committee, and (iii) the issuance of approximately $6,000,000 of equity awards pursuant to the Company's 2015 Stock Incentive Plan, the terms of which have not been finally determined, but which are expected to be issued consistent with the Company's executive compensation program.

Mr. Caroti and the Company will enter into a new Change in Control and Severance Agreement (the “Severance Agreement”), effective as of August 1, 2024, which will supersede and replace his existing Change in Control and Severance Agreement. The terms of the Severance Agreement are expected to be materially consistent with the Company’s standard form of Change in Control and Severance Agreement applicable to the Chief Executive Officer. The form of Change in Control and Severance Agreement was attached as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q, which was filed with the Securities and Exchange Commission on August 6, 2020.

There are no arrangements or understandings between Mr. Caroti and any other person pursuant to which he was selected to serve as President and Chief Executive Officer. There are no family relationships between Mr. Caroti and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Except for his employment relationship with the Company and the compensation arrangements arising in connection therewith, there are no relationships involving Mr. Caroti that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Issuance of Press Release

A copy of the press release announcing the retirement of Mr. Powers as President and Chief Executive Officer, and the appointment of Mr. Caroti as President and Chief Executive Officer, in each case effective August 1, 2024, is attached hereto as Exhibit 99.1.

The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this Current Report, including statements regarding the expected timing and impact of the executive transition, the compensation to be paid to Mr. Caroti, and the future composition of the Board. Such statements often include words such as "anticipate," "believe," “could,” "estimate," "expect," "intend," "may," “plan,” “predict,” "project," "should," "will," or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, as well as in our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description.
99.1	Press Release, dated February 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024
Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, Chief Administrative Officer